EX-99.2(d)

                  COMMON SHARES                                           Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001
BJZ
                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE


                  The Shares represented by this certificate may not be owned          THIS CERTIFICATE IS TRANSFERABLE
                  or transferred, directly or indirectly, by or to (I) the             IN CANTON MA, JERSEY CITY, NJ
                  United States, or any state or political subdivision                 OR IN NEW YORK CITY
                  thereof, any foreign government, any international
                  organization, or any agency or instrumentality of any of the         CUSIP 09249C 10 5
                  foregoing, (II) any organization (other than a farmer's              SEE REVERSE FOR CERTAIN DEFINITIONS
                  cooperative described in ss. 521 of the Internal Revenue
                  Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in ss.
                  1381(A)(2)(C) of the Code.


                 BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock California Municipal 2018 Term Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Trust.

      DATED:

      COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY, N.A.

BY          TRANSFER AGENT AND REGISTRAR

                                     /s/ Anne Ackerley  /s/ Ralph L. Schlosstein

              AUTHORIZED SIGNATURE       SECRETARY             PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -   as tenants in common           UNIF GIFT MIN ACT--..............Custodian..................
         TEN ENT  -   as tenants by the entireties                          (Cust)                  (Minor)
         JT TEN   -   as joint tenants with right of survivorship and not as             Act....................
                      tenants in common                                                                (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________


_______________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

_______________________________________________________________________________


                  Common Shares of Beneficial Interest represented by the within

Certificate and do hereby irrevocably constitute and appoint

           Attorney to transfer the said shares on the books of the within-named

Trust, with full power of substitution in the premises.

Dated
      --------------------


                                      X
                                       ------------------------------------------------------------------------------------


                                      X
                                       ------------------------------------------------------------------------------------
                              NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,  WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                        CHANGE WHATEVER.


Signature(s) Guaranteed



By_____________________________________________________________________________
 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                       2